Exhibit 10.21

***Text Omitted and Filed Separately

with the Securities and Exchange Commission

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

AMENDED AND RESTATED LICENSE AGREEMENT

THIS AMENDED AND RESTATED LICENSE AGREEMENT (the “Agreement”), effective as of June 27, 2012 (the “Effective Date”), is entered into by and between CELLADON CORPORATION, a Delaware corporation (“Celladon”), with its principal place of business at 12760 High Bluff Drive, Suite 240, San Diego, CA 92130-2019, and AMPLIPHI BIOSCIENCES CORPORATION, formerly known as Targeted Genetics Corporation, a Washington corporation (“AmpliPhi”), with its principal place of business at 1100 Olive Way, Suite 100, Seattle, WA 98101.

RECITALS

WHEREAS, Celladon and AmpliPhi are parties to that certain License Agreement (the “2009 License Agreement”) and that certain Amended and Restated Manufacturing Agreement (the “2009 Manufacturing Agreement”), each dated February 25, 2009 (collectively, the “2009 Agreements”);

WHEREAS, Celladon and AmpliPhi wish to amend and restate the 2009 License Agreement as set forth herein and terminate the 2009 Manufacturing Agreement; and

WHEREAS, Celladon and AmpliPhi intend that this Agreement supersede and replace the 2009 Agreements in their entirety, effective as of the Effective Date.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, Celladon and AmpliPhi, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

1.1 “2004 Agreements” shall mean the 2004 Collaboration Agreement and the 2004 Manufacturing Agreement.

1.2 “2004 Collaboration Agreement” shall mean that certain Collaboration Agreement dated December 31, 2004, as amended (which was superseded by the 2009 License Agreement).

1.3 “2004 Manufacturing Agreement” shall mean that certain Manufacturing Agreement dated December 31, 2004 (which was superseded by the 2009 Manufacturing Agreement).

1.4 “AAV Vector” shall mean an adena-associated virus gene vector composed of a viral capsid comprising three proteins known as VP1, VP2 and VP3, wherein the genome is a single-strand DNA molecule flanked by inverted terminal repeats, excluding any heterologous nonadena-associated-virus nucleic acid sequence (other than Mydicar), taken by itself, or any data, know-how, or information specific to such DNA molecule or sequence that remain the property of AmpliPhi and the use of which is subject to the provisions of confidentiality and nonuse set forth herein and in the Asset Purchase Agreement.

1.5 “AAV Vector Manufacturing Information” shall have the meaning provided in Section 2.2(a).

1.6 “Active Development” shall have the meaning provided in the UPenn Agreement.

1.

1.7 “Affiliate” shall mean any company or entity controlled by, controlling, or under common control with a party hereto and shall include any company more than 50% of whose voting stock or participating profit interest is owned or controlled, directly or indirectly, by a party, and any company which owns or controls, directly or indirectly, more than 50% of the voting stock of a party.

1.8 “AmpliPhi Licensed Patents” shall mean all Patents that claim or cover any AAV Vector or Mydicar (or the manufacture or use of either of the foregoing), excluding any claims contained within any such Patent that do not claim or cover an AAV Vector (or the manufacture or use thereof), which Patents AmpliPhi or any of its Affiliates (except as provided in Section 9.6(a)) Controls (but does not own), as a result of being licensed to AmpliPhi by a Third Party, but excluding the AmpliPhi Owned Patents and AmpliPhi Retained Patents.

1.9 “AmpliPhi Licensed Technology” shall mean: (a) the AmpliPhi Licensed Patents; and (b) Information (including, without limitation, Manufacturing Information) directed to any AAV Vector or Mydicar (or the manufacture or use of either of the foregoing), which Information is Controlled (but not owned) by AmpliPhi or any of its Affiliates (except as provided in Section 9.6(a)), as a result of being licensed to AmpliPhi by a Third Party, but in any event excluding (i) AmpliPhi Owned Technology and (ii) AmpliPhi Retained Technology.

1.10 “AmpliPhi Owned Patents” shall mean all Patents that claim or cover any AAV Vector or Mydicar (or the manufacture or use of either of the foregoing), excluding any claims contained within any such Patent that do not claim or cover an AAV Vector (or the manufacture or use thereof), which Patents AmpliPhi or any of its Affiliates (except as provided in Section 9.6(a)) owns.

1.11 “AmpliPhi Owned Technology” shall mean: (a) the AmpliPhi Owned Patents; and (b) Information (including, without limitation, Manufacturing Information) directed to any AAV Vector or Mydicar (or the manufacture or use of either of the foregoing), which Information is owned by AmpliPhi or any of its Affiliates (except as provided in Section 9.6(a)), including; without limitation, all such Information that is or was conceived or developed by AmpliPhi or any of its Affiliates, in performing its obligations under the 2009 Agreements, the 2009 Letter or the 2004 Agreements, but in any event excluding (i) AmpliPhi Licensed Technology, and (ii) AmpliPhi Retained Technology.

1.12 “AmpliPhi Retained Patents” shall mean all Patents that claim or cover any AAV Vector or Mydicar (or the manufacture or use of either of the foregoing), which Patents were assigned to Genzyme or covered by a license or other agreement assigned to Genzyme, in each case, pursuant to the Genzyme Agreement, and AmpliPhi or any of its Affiliates (except as provided in Section 9.6(a)) Control (but do not own), but in any event excluding any claims contained within any such Patent that do not claim or cover an AAV Vector (or the manufacture or use thereof). AmpliPhi Retained Patents are listed on Exhibit B.

1.13 “AmpliPhi Retained Technology” shall mean: (a) the AmpliPhi Retained Patents; and (b) Information and (including, without limitation, Manufacturing Information) directed to any AAV Vector or Mydicar (or the manufacture or use of either of the foregoing), which Information was assigned to Genzyme or covered by a license or other agreement assigned to Genzyme, in each case, pursuant to the Genzyme Agreement, and AmpliPhi or any of its Affiliates (except as provided in Section 9.6(a)) Control (but do not own), including, without limitation, all such Information that is or was conceived or developed by AmpliPhi or any of its Affiliates, in performing its obligations under the 2009 Agreements, the 2009 Letter or the 2004 Agreements.

1.14 “Asset Purchase Agreement” shall mean that certain Asset Purchase Agreement dated as of the Effective Date between Celladon and AmpliPhi.

1.15 “Celladon Product” shall mean an AAV Vector-delivered product, the mechanism of action of which is modulation of macromolecules (e.g., proteins) whose role is to regulate the uptake or release of calcium in the sarcoplasmic reticulum. Celladon Products include, without limitation, Mydicar.

1.16 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by any entity with respect to any objective, the level of reasonable, diligent, good faith efforts and resources devoted to accomplish such objective as a typical biopharmaceutical company would normally use to accomplish a similar objective under similar circumstances.

1.17 “Confidential Information” shall have the meaning provided in Section 6.1.

1.18 “Control” shall mean, with respect to any Information, Patent or other intellectual property right, possession by a party of the right (whether by ownership, license or otherwise) to grant access, a license or a sublicense to such Information, Patent or intellectual property right without violating the terms of any agreement or other arrangement with any Third Party.

1.19 “FDA” shall mean the United States Food and Drug Administration, or any successor agency thereto.

1.20 “Field” shall mean human therapeutics and/or prophylactics.

1.21 “First Amendment” shall mean that certain First Amendment to Collaboration Agreement between the parties, dated June 19, 2006.

1.22 “First Amendment Arrangement” shall mean:

(a) any agreement between Celladon and any Third Party under which Celladon contracted for such Third Party to perform research using biologic materials provided to such Third Party by AmpliPhi, which agreement was entered into prior to the Effective Date pursuant to Section 2.9(b) of the 2004 Collaboration Agreement, as set forth in paragraph 1 of the First Amendment;

(b) collectively, that certain Material Transfer Agreement between AmpliPhi and the University of Pittsburgh (“Pittsburgh”) and that certain Sponsored Research Agreement between Celladon and Pittsburgh, which agreements were entered into prior to the Effective Date pursuant to Section 2.9(c) of the 2004 Collaboration Agreement, as set forth in paragraph 1 of the First Amendment; or

(c) any agreement by and among Celladon, AmpliPhi and a Third Party (including, without limitation, Integrity Biosolution, LLC) entered into prior to the Effective Date pursuant to paragraph 2 of the First Amendment;

including, in each case, any amendment(s) to any of the foregoing, regardless of whether such amendment was entered into before or after the Effective Date.

1.23 “Genzyme” shall mean Genzyme Corporation, a Massachusetts corporation.

1.24 “Genzyme Agreement” shall mean that certain Asset Purchase Agreement between AmpliPhi and Genzyme dated September 8, 2009.

1.25 “Information” shall mean all tangible and intangible (a) techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, know-how, skill, experience, test data and results (including pharmacological, toxicological and clinical test data and results), analytical and quality control data, results or descriptions, software and algorithms and (b) compositions of matter, cells, cell lines, assays, animal models and physical, biological or chemical material.

1.26 “Knowledge” shall mean the actual knowledge of a particular fact or other matter being possessed as of the pertinent date by the directors and officers of the applicable party.

1.27 “Licensee” shall mean a Third Party to whom Celladon or any of its Affiliates has directly or indirectly (i.e., through the grant of a sublicense by a Third Party under a license granted to such Third Party by Celladon) granted a license or sublicense of the right to develop, make, have made, use, distribute for sale, promote, market, offer for sale, sell, have sold, import or export Celladon Products, beyond the mere right to purchase Celladon Products from Celladon or its Affiliates.

1.28 “Manufacturing Information” shall mean the AAV Vector Manufacturing Information and the Mydicar Manufacturing Information.

1.29 “Manufacturing Process” shall mean, to the extent Controlled by AmpliPhi or any of its Affiliates, the manufacturing process for the cGMP3 manufacturing campaign for Mydicar developed by AmpliPhi (then known as Targeted Genetics Corporation) pursuant to the First Amendment.

1.30 “Mydicar” shall mean the Celladon product known as MYDICAR® (AAV1/SERCA2a).

1.31 “Mydicar Manufacturing Information” shall mean, to the extent transferred or disclosed to Celladon or Celladon’s designee pursuant to Section 3.1 of the 2009 Manufacturing Agreement: (a) all manufacturing and other technology and know-how necessary to practice the Manufacturing Process and to manufacture and test Mydicar pre-bulk drug substance manufactured using the Manufacturing Process; (b) the analytical methods for conformance testing of Mydicar, including all information and know-how necessary to make and use the assays that comprise such analytical methods; and (c) all pertinent manufacturing know-how, technical data, standard operating procedures, qualification documentation, engineering drawings, specifications, test data, process diagrams, information relating to sources of raw materials, analytical testing methods, protocols, process descriptions, batch records, data and other process and manufacturing data and documentation, and similar information and materials, as, in each case, are necessary to manufacture Mydicar or to support regulatory filings for Mydicar.

1.32 “NIH Agreement” shall mean the OTT License Agreement Number L-086-2000/0 by and between AmpliPhi (then known as Targeted Genetics Corporation) and the United States Public Health Service as represented by the Office of Technology Transfer, National Institutes of Health, dated May 21, 2004, as amended.

1.33 “Patents” shall mean (a) United States patents, re-examinations, reissues, renewals, extensions and term restorations, and foreign counterparts thereof, and (b) pending applications for United States patents, including, without limitation, provisional applications, continuations, continuations-in-part, divisional and substitute applications, including, without limitation, inventors’ certificates, and foreign counterparts thereof.

1.34 “Released Materials” shall mean the Information described in Exhibit A hereto.

1.35 “Restricted Information” shall have the meaning provided in Section 2.2(c).

1.36 “Sublicensee” shall mean a Licensee to whom Celladon sublicenses any of its rights under the AmpliPhi Licensed Technology or AmpliPhi Retained Technology as permitted by this Agreement.

1.37 “Third Party” shall mean any entity other than Celladon or AmpliPhi or an Affiliate of Celladon or AmpliPhi.

1.38 “UPenn” shall mean The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at 3160 Chestnut Street, Suite 200, Philadelphia, Pennsylvania 19104-6283.

1.39 “UPenn Agreement” shall mean the amended and restated license agreement, dated January 29, 2009, by and between UPenn and AmpliPhi (then known as Targeted Genetics Corporation).

1.40 “UPenn Payments” shall mean all royalty and milestone payments due or payable by AmpliPhi to UPenn under Sections 4.1.2 and 4.3 of the UPenn Agreement as a result of Celladon’s (or its Affiliate’s or Licensee’s) practice of the AmpliPhi Licensed Technology (including development and commercialization of Celladon Products) during the Term.

2. LICENSE.

2.1 License Grant to Celladon.

(a) License. Subject to the terms and conditions of this Agreement, AmpliPhi hereby grants to Celladon an exclusive (even as to AmpliPhi), worldwide, royalty-free, fully-paid, irrevocable, perpetual license, including the right to sublicense through multiple tiers of sublicense (subject to Section 2.l(d) below), under the AmpliPhi Licensed Technology and AmpliPhi Retained Technology to develop, make, have made, use, sell, have sold, offer for sale and import Celladon Products in the Field. For the avoidance of doubt, nothing in this Section 2.1 is intended, nor shall it be construed, to create any obligation on the part of AmpliPhi and/or its Affiliate and/or any their licensors to disclose to Celladon any AmpliPhi Licensed Technology or AmpliPhi Retained Technology not previously disclosed to Celladon or its designee.

(b) UPenn Agreement. Celladon acknowledges that the licenses granted under Section 2.l(a) with respect to the AmpliPhi Licensed Patents are subject to -and-limited by the terms and conditions of the UPenn Agreement(and the scope of rights licensed thereunder). In addition, during the term of the UPenn Agreement, Celladon shall use Commercially Reasonable Efforts to have in Active Development at least one Celladon Product that is covered by the AmpliPhi Licensed Patents owned by UPenn and licensed to AmpliPhi under the UPenn Agreement. Celladon shall comply with the applicable terms and conditions of the UPenn Agreement and take such actions as are reasonably required for AmpliPhi to comply with the UPenn Agreement with respect to Celladon’s (and its Affiliates’ and Licensees’) development and commercialization of Celladon Products and related exercise of its licensed rights hereunder, such as, for example and without limitation, providing such information and reports as are required for AmpliPhi to meet its reporting obligations under the UPenn Agreement with respect to Celladon’s (and its Affiliates’ and Licensees’) development and commercialization of Celladon Products. Celladon’s payment obligations with respect to the UPenn Agreement are set forth in Section 3.1.

(c) Genzyme Agreement. Celladon shall comply with the applicable terms and conditions of the Genzyme Agreement and take such actions as are reasonably required for AmpliPhi to comply with the Genzyme Agreement with respect to Celladon’s (and its Affiliates’ and Licensees’) development and commercialization of Celladon Products and related exercise of its licensed rights hereunder.

(d) Sublicensing. Celladon shall have the power to sublicense its rights to a downstream sublicensee that is an Affiliate of Celladon or to a Third Party collaborator solely for purposes of research, development or other non-commercial purposes, or as reasonably necessary, to manufacturers or distributors for the account of Celladon, but only on condition that any sublicense requires such Affiliate or Third Party collaborator to comply with the applicable terms of this Agreement and prohibits further sublicensing. Celladon shall require all Sublicensees (including, without limitation, Sublicensees who are Affiliates) to comply with the applicable terms and conditions of this Agreement (and Celladon shall remain liable for any breach by such Sublicensee of any of the terms and conditions of this Agreement). Celladon shall provide to AmpliPhi a complete and accurate copy of all agreements granting any such sublicense hereunder within 30 days after such agreement is executed, provided that Celladon may redact from such copy any proprietary or confidential information that is not necessary for AmpliPhi to ascertain Celladon’s compliance with its obligations under this Agreement.

2.2 Disclosure and Use of Released Materials.

(a) Confidentiality. As between Celladon and AmpliPhi, the Released Materials shall constitute Confidential Information of AmpliPhi subject to Article 6. Without limiting Celladon’s obligations to keep the Released Materials confidential in accordance with Article 6, Celladon shall treat the Released Materials and any other Confidential Information of AmpliPhi (or its Affiliates or licensors) regarding the manufacture of AAV Vectors (collectively, the “AAV Vector Manufacturing Information”) as highly sensitive and confidential trade secrets of AmpliPhi and accordingly shall use commercially reasonable best efforts to preserve the confidentiality and prevent the unauthorized disclosure and publication thereof (using in any event no less care than Celladon would use to protect the confidentiality of its most sensitive and valuable trade secrets). Celladon shall not disclose any AAV Vector Manufacturing Information to any Third Party without AmpliPhi’s prior written consent, except that Celladon shall have the right, in its discretion and without AmpliPhi’s consent, to disclose AAV Vector Manufacturing Information to:

(i) Third Parties who are manufacturing, or who are contracted to manufacture, Celladon Products on behalf of Celladon, its Affiliates or Licensees in accordance with the license granted to Celladon under Section 2.1 and the other terms and conditions of this Agreement;

(ii) Third Parties with whom Celladon is in advanced stages of negotiations for the manufacture of Celladon Products as described in the preceding clause (i); and

(iii) Third Parties conducting diligence (with a bona fide reason for doing so) with respect to Celladon Products in connection with negotiation of a proposed transaction between Celladon and any Third Party pursuant to which Celladon or its Affiliate would grant such Third Party any license or other rights to develop or commercialize Celladon Products or transfer or sell to such Third Party all or any portion of Celladon’s business relating to Celladon Products, whether by merger, sale of stock, sale of assets or otherwise (a “Proposed Transaction”);

in all such cases, solely to the extent such disclosure is reasonably necessary for the manufacture of Celladon Products in accordance with this Agreement or reasonably necessary for the conclusion of negotiations for a contract with such Third Party for such manufacture or the consummation of a Proposed Transaction. Any Third Party receiving a permitted disclosure of AAV Vector Manufacturing Information as provided above shall be bound in writing to obligations of non-use and confidentiality with respect to such AAV Vector Manufacturing Information to at least the same extent as provided for in this Agreement before any such disclosure is made to such Third Party. To the extent any AAV Vector Manufacturing Information falls within any exception set forth in Section 6.2, the foregoing restrictions shall not apply with respect thereto.

(b) Retained Rights to Released Materials. As between Celladon and AmpliPhi, AmpliPhi and its licensors retain ownership of, and all rights, title and interest in, to and under, the Released Materials, subject only to Celladon’s right to use such Released Materials as expressly provided for herein.

(c) Restrictions on Release and Disclosure. For purposes of this Section 2.2(c), “Restricted Information” shall mean any of the Released Materials or Manufacturing Information that, in each case, is subject to restrictions on release or disclosure (or use inconsistent with the uses contemplated hereunder) under the Genzyme Agreement. Without limiting the generality of anything set forth in this Agreement, the Asset Purchase Agreement or the other Transaction Documents, Celladon hereby covenants that Celladon and its Affiliates shall use and disclose the Restricted Information in compliance with the provisions of Section 5.3(b) of the Genzyme Agreement. To AmpliPhi’s Knowledge, Exhibit D hereto identifies all Restricted Information.

2.3 Responsibility for Celladon Product Development and Commercialization. Celladon shall be solely responsible for the worldwide development, manufacture and commercialization of Celladon Products. Celladon and its Affiliates and Licensees shall comply with all applicable laws, rules and regulations in connection with the development, manufacture, marketing, promotion and sale of Celladon Products by Celladon or any of its Affiliates or Licensees.

2.4 Regulatory Filings and Matters. AmpliPhi hereby grants Celladon the right to copy and use all information in the Biologics Master File (BMF) and other regulatory filings of AmpliPhi regarding Mydicar and/or AAV Vectors, in all such cases to the extent existing and Controlled by AmpliPhi as of the Effective Date, as necessary for Celladon to apply for, obtain, and maintain, regulatory approvals with respect to Mydicar or other Celladon Products.

3. PAYMENTS.

3.1 Reimbursement of AmpliPhi for AmpliPhi Licensed Technology. Celladon shall pay to AmpliPhi all UPenn Payments that become due and payable by AmpliPhi pursuant to the UPenn Agreement. Celladon shall make payment to AmpliPhi of such UPenn Payments at least ten (10) days before such UPenn Payments are due from AmpliPhi to UPenn, together with reasonable supporting documentation but in any event at least such documentation as required for AmpliPhi to comply with its associated reporting obligations under the UPenn Agreement. AmpliPhi and Celladon shall keep complete and accurate records pertaining to the UPenn Payments and the calculation thereof, and Celladon and AmpliPhi shall each have the right to cause an independent, certified public accountant reasonably acceptable to the other party to audit such records, in each case in accordance with Section 3.5.

3.2 No Other Payments. Section 3.1 sets forth Celladon’s entire payment obligation with respect to Celladon’s license to AmpliPhi Retained Technology and AmpliPhi Licensed Technology.

3.3 Exchange Rate; Manner and Place of Payment. All payments hereunder shall be payable in U.S. dollars. When conversions of payments from any foreign currency is necessary pursuant to this Agreement, such conversion shall be made using the applicable average mid-rate exchange rate for converting the applicable currency to the U.S. dollar as published by The Wall Street Journal on the last business day of each month during the calendar quarter for which payment is due. All payments owed under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by AmpliPhi, unless otherwise specified in writing by AmpliPhi.

3.4 Income Tax Withholding. AmpliPhi shall pay any and all taxes levied on AmpliPhi on account of any payments made to it under this Agreement. If any taxes are required to be withheld by Celladon, Celladon shall (a) deduct such taxes from the payment made to AmpliPhi, (b) timely pay the taxes to the proper taxing authority, and (c) send proof of payment to AmpliPhi and certify its receipt by the taxing authority within 30 days following such payment. Celladon shall reasonably cooperate with AmpliPhi to obtain any applicable reductions or exemptions from any such withholding taxes, if any, in accordance with applicable law.

3.5 Audits. To the extent required by the UPenn Agreement, Celladon shall keep, and shall cause its Affiliates and Licensees to keep, complete and accurate records pertaining to UPenn Payments in sufficient detail to permit AmpliPhi to confirm the accuracy of the UPenn Payments due hereunder. AmpliPhi shall have the right to cause an independent, certified public accountant selected by AmpliPhi, who does not currently provide AmpliPhi auditing services, and who is reasonably acceptable to Celladon, to audit such records to confirm UPenn Payments due hereunder for a period covering not more than the preceding three years. Such audits may be exercised during normal business hours upon reasonable prior written notice to Celladon. Prompt adjustments shall be made by the parties to reflect the results of such audit and Celladon shall promptly remit to AmpliPhi the amount of any underpayment. AmpliPhi shall bear the full cost of such audit unless such audit discloses an underpayment by Celladon of more than 10% of the amount of payments due under this Agreement, in which case, Celladon shall bear the full cost of such audit.

4. INTELLECTUAL PROPERTY

4.1 Patent Prosecution and Maintenance.

(a) As of the Effective Date, Exhibit B-1 and Exhibit B-2 hereto list all AmpliPhi Licensed Patents and AmpliPhi Retained Patents, respectively.

(b) As between AmpliPhi and Celladon, AmpliPhi, or AmpliPhi’s designee, shall have the first right to prepare, file, prosecute and maintain, the AmpliPhi Retained Patents (to the extent that AmpliPhi has the right to do so under the Genzyme Agreement) and the AmpliPhi Licensed Patents (to the extent that AmpliPhi has the right to do so under the UPenn Agreement); in each case, at AmpliPhi’s sole expense. With respect to any AmpliPhi Retained Patents and AmpliPhi Licensed Patents, in each case, to the extent that AmpliPhi has primary prosecution and maintenance responsibility with respect thereto, AmpliPhi, upon reasonable request from Celladon from time to time, shall consult with Celladon as to the general status of the preparation, filing, prosecution and maintenance of such AmpliPhi Retained Patents or AmpliPhi Licensed Patents, as applicable.

(c) In the event that AmpliPhi elects, in any country, not to continue to prosecute and thereby to abandon an application for, or not to maintain and thereby abandon, a AmpliPhi Retained Patent or AmpliPhi Licensed Patent (excluding any such abandonment with respect to a patent application where the subject matter of the applicable patent application is the subject, or still eligible to be the subject, of another patent application in the country where such patent application is being abandoned; and, in any event, to the extent that AmpliPhi has primary prosecution and maintenance responsibility with respect to such AmpliPhi Retained Patent or AmpliPhi Licensed Patent, as applicable), then AmpliPhi shall notify Celladon not less than 60 days before the next deadline for any action that may be taken with respect to such AmpliPhi Retained Patent or AmpliPhi Licensed Patent with the U.S. Patent & Trademark Office or any foreign patent office. At Celladon’s request, AmpliPhi and Celladon shall discuss in good faith the potential assumption by Celladon of responsibility for such AmpliPhi Retained Patent or AmpliPhi Licensed Patent, as applicable, at Celladon’s cost and expense (if such assumption of responsibility is possible considering other AmpliPhi licensees or sublicensees of such AmpliPhi Retained Patent or AmpliPhi Licensed Patent and to the extent permitted by the Genzyme Agreement or UPenn Agreement, as applicable).

4.2 Cooperation of the Parties. Each party agrees to cooperate fully in the preparation, filing, prosecution and maintenance of any AmpliPhi Retained Patents and AmpliPhi Licensed Patent under this Agreement and in the obtaining and maintenance of any patent extensions, supplementary protection certificates and the like with respect to any AmpliPhi Retained Patent and AmpliPhi Licensed Patent (solely to the extent permitted in the Genzyme Agreement or UPenn Agreement, as applicable) claiming a Celladon Product being developed or commercialized by or on behalf of Celladon in accordance with this Agreement. Such cooperation includes, but is not limited to promptly informing the other party of any matters coming to such party’s attention that may affect the preparation, filing, prosecution or maintenance of any such AmpliPhi Retained Patent or AmpliPhi Licensed Patent. AmpliPhi agrees that it shall not seek any patent term extension or restoration based upon the regulatory review and approval of a Celladon Product in any market or country without the prior written approval by Celladon.

4.3 Patent Enforcement. If a party becomes aware of any Third Party’s manufacture, use, sale, offer for sale or import of a product that is competitive with a Celladon Product and such party believes or suspects that such Third Party’s activities infringe, or may infringe, any AmpliPhi Retained Patent or AmpliPhi Licensed Patent, including the filing by any Third Party of any certification filed under the United States Drug Price Competition and Patent Term Restoration Act of 1984, such party shall promptly notify the other party in writing thereof, including the identity of such Third Party, which notice shall set forth in reasonable detail the facts and circumstances of such activities that are known to such party. To the maximum extent permitted by the UPenn Agreement, Celladon, at its sole expense, shall have the right to determine the appropriate course of action to enforce AmpliPhi Licensed Patents or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce AmpliPhi Licensed Patents, to defend any declaratory judgments seeking to invalidate or hold the AmpliPhi Licensed Patents unenforceable, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation, declaratory judgments or other enforcement action with respect to AmpliPhi Licensed Patents, in each case in Celladon’s own name and, if necessary for standing purposes, in the name of AmpliPhi and shall consider, in good faith, the interests of AmpliPhi in so doing. If Celladon does not, within one hundred twenty (120) days of receipt of notice from AmpliPhi, abate the infringement or file suit to enforce the AmpliPhi Licensed Patents, AmpliPhi shall have the right to take whatever action it deems appropriate to enforce the AmpliPhi Licensed Patents. The party controlling any such enforcement action shall not settle the action or otherwise consent to an adverse judgment in such action that diminishes the rights or interests of the non-controlling party without the prior written consent of the other party. All monies recovered upon the final judgment or settlement of any such suit to enforce the AmpliPhi Licensed Patents shall first be applied to reimburse each party, and, if applicable, UPenn, for their respective litigation expenditures, with remaining recoveries being subject to Celladon’s payment obligations under Section 3.1 to the extent required by the UPenn Agreement, after which any remaining recovery shall be shared by the parties in relation to the damages suffered by each party.

4.4 Third Party Infringement Claims. AmpliPhi shall not have the right to settle any infringement claim or action by a Third Party alleging that the manufacture, use or sale of a Celladon Product infringes the Patents of a Third Party, without the prior written consent of Celladon. Such consent shall not be unreasonably withheld or delayed, but may be withheld if such settlement would materially and adversely affect Celladon’s interests.

(a) Celladon’s Right to Defend. Celladon shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party Patents by Celladon’s activities at its own expense and by counsel of its own choice, and AmpliPhi shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

(b) AmpliPhi’s Right to Defend. AmpliPhi shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by AmpliPhi’s activities at its own expense and by counsel of its own choice, and Celladon shall have the right, at its own expense, to be represented in any such action by counsel of its own choice, to the extent AmpliPhi is not contractually restricted from allowing Celladon to do so.

Nothing in this Section 4.4 shall require either party to conduct patent searches or otherwise seek to determine the existence of any such infringement.

4.5 Acknowledgment. AmpliPhi acknowledges that the patent applications listed on Exhibit C hereto (including foreign counterparts thereof and any patents issuing thereon) are not owned by AmpliPhi.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1 Mutual Representations and Warranties. Each party represents and warrants to the other that: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action; and (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

5.2 AmpliPhi Representations and Warranties.

(a) AmpliPhi represents and warrants to Celladon that, as of the Effective Date:

(i) there are no pending legal actions of which AmpliPhi has received written notice or judgments or settlements of legal actions against or owed by AmpliPhi with respect to the AmpliPhi Retained Technology or AmpliPhi Licensed Technology and AmpliPhi has not received written notice of any pending or threatened claims or litigation seeking to invalidate any AmpliPhi Retained Patents or AmpliPhi Licensed Patents, or claiming misappropriation by AmpliPhi of other intellectual property rights in the AmpliPhi Retained Technology or AmpliPhi Licensed Technology;

(ii) to AmpliPhi’s Knowledge, Exhibit B-1 and Exhibit B-2 hereto are a true and complete lists of AmpliPhi Licensed Patents and AmpliPhi Retained Patents (excluding, for the avoidance of doubt, any Patents under the NIH Agreement), respectively, that, in each case, exist on the Effective Date and would, in the absence of the license granted under Section 2.l(a), be infringed by the manufacture, use, sale or import of Mydicar, in its current form; and

(iii) AmpliPhi has not received written notice concerning the institution or possible institution of any interference, reexamination, reissue, revocation or nullification involving any AmpliPhi Retained Patent or AmpliPhi Licensed Patent.

(b) AmpliPhi additionally represents and warrants to Celladon that, as of the Effective Date, the Genzyme Agreement is in full force and effect.

(c) AmpliPhi additionally represents and warrants to Celladon that, as of the Effective Date:

(i) The UPenn Agreement is valid, binding and in full force and effect and enforceable by AmpliPhi in accordance with its terms, except as enforcement may be limited by general equitable principles and the exercise of judicial discretion in accordance with such principles;

(ii) The consummation of the transactions contemplated by this Agreement will not, to the Knowledge of AmpliPhi, result in a breach of the UPenn Agreement;

(iii) There exists no default or event of default or event, occurrence, condition or act, with respect to AmpliPhi, or to AmpliPhi’s Knowledge, with respect to the other contracting party, which, with the giving of notice, the lapse of the time or the happening of any other event or conditions, would become a default or event of default under the UPenn Agreement. AmpliPhi has not received written or oral notice of, and has no Knowledge of any (A) actual, alleged, possible or potential violation or breach of, or default under, the UPenn Agreement, or (B) intent to effect, the cancellation, modification or termination of the UPenn Agreement;

(iv) A true, correct and complete copy of the UPenn Agreement has been made available to Celladon; and

(v) There are no outstanding amounts or fees due and payable by AmpliPhi to UPenn under Sections 4.2.6 or 7.1 of the UPenn Agreement.

5.3 Covenant Regarding Genzyme Agreement. AmpliPhi hereby covenants that AmpliPhi will:

(a) comply with all terms and conditions of the Genzyme Agreement relating to AmpliPhi’s retained rights to the AmpliPhi Retained Technology;

(b) not voluntarily terminate the Genzyme Agreement or any of AmpliPhi’s retained rights to the AmpliPhi Retained Technology thereunder without Celladon’s prior written consent; and

(c) not: (i) amend the Genzyme Agreement in any way that would limit, modify or restrict Celladon’s rights and licenses hereunder or increase or modify Celladon’s obligations hereunder, without Celladon’s prior written consent; and (ii) waive any of AmpliPhi’s rights under the Genzyme Agreement in a manner that would adversely affect the rights and licenses granted to Celladon hereunder, without Celladon’s prior written consent. Without limiting the generality of the foregoing, AmpliPhi shall not consent or agree (by amendment, waiver, or other action of similar legal effect) to any limitation or narrowing of the scope of AmpliPhi’s retained rights (as they exist on the Effective Date) to any AmpliPhi Retained Technology under the Genzyme Agreement that would adversely affect the rights and licenses granted to Celladon hereunder, without Celladon’s prior written consent.

5.4 Covenant Regarding UPenn Agreement. AmpliPhi hereby covenants that AmpliPhi will:

(a) comply with all terms and conditions of the UPenn Agreement relating to AmpliPhi’s rights to the AmpliPhi Licensed Technology;

(b) not voluntarily terminate the UPenn Agreement or any of AmpliPhi’s rights to the AmpliPhi Licensed Technology thereunder without Celladon’s prior written consent; and

(c) not: (i) amend the UPenn Agreement in any way that would limit, modify or restrict Celladon’s rights and licenses hereunder or increase or modify Celladon’s obligations hereunder, without Celladon’s prior written consent; and (ii) waive any of AmpliPhi’s rights under the UPenn Agreement in a manner that would adversely affect the rights and licenses granted to Celladon hereunder, without Celladon’s prior written consent. Without limiting the generality of the foregoing, AmpliPhi shall not consent or agree (by amendment, waiver, or other action of similar legal effect) to any limitation or narrowing of the scope of AmpliPhi’s rights (as they exist on the Effective Date) to any AmpliPhi Licensed Technology under the UPenn Agreement that would adversely affect the rights and licenses granted to Celladon hereunder, without Celladon’s prior written consent.

5.5 Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, ALL TECHNOLOGY, MATERIALS, INTELLECTUAL PROPERTY AND OTHER SUBJECT OF THIS AGREEMENT ARE PROVIDED “AS IS” AND THE PARTIES EXPRESSLY DISCLAIM ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON INFRINGEMENT, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY DISCLAIMED AND EXCLUDED.

5.6 Limitation of Liability. NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR THE LICENSE GRANTED HEREUNDER; provided, however, that this Section 5.6 shall not be construed to limit either party’s indemnification obligations under Article 7 and this Section 5.6 shall not apply to a breach of Section 2.2(a) or Article 6 hereunder.

6. CONFIDENTIALITY

6.1 Confidential Information. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the parties, the parties agree that the receiving party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any Information furnished to it by the other party pursuant to this Agreement, the 2009 Agreements, the 2009 Letter or the 2004 Agreements, or any Information developed pursuant to this Agreement, the 2009 Agreements, the 2009 Letter or the 2004 Agreements (collectively, “Confidential Information”). Each party may use such Confidential Information only to the extent expressly provided for in this Agreement. Each party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own (which shall in any event shall at least be reasonable care) to ensure that its employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

6.2 Exceptions. Confidential Information shall not include any information which the receiving party can prove by competent evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available to the public; (b) is known by the receiving party at the time of receiving such information, as evidenced by its records; (c) is hereafter furnished to the receiving party by a Third Party, as a matter of right and without restriction on disclosure; (d) is independently discovered or developed by the receiving party without the use of or reference to Confidential Information belonging to the disclosing party, as evidenced by its written records; or (e) is the subject of a written permission to disclose provided by the disclosing party.

6.3 Authorized Disclosure. Each party may disclose Confidential Information belonging to the other party as expressly permitted in Section 2.2 or if and to the extent such disclosure is reasonably necessary in the following instances (but further subject to the limitations and restrictions in Section 2.2(a) with respect to any AAV Vector Manufacturing Information):

(a) filing or prosecuting Patents as permitted by this Agreement;

(b) regulatory filings for Celladon Products as permitted by this Agreement;

(c) prosecuting or defending litigation as permitted by this Agreement;

(d) complying with applicable court orders or governmental regulations;

(e) disclosure to Third Parties in connection with due diligence investigations by such Third Parties, and disclosure to potential Third Party investors in confidential financing documents, provided, in each case, that any such Third Party agrees to be bound by reasonable terms of confidentiality and non-use, but in any event excluding any right to further disclose any Confidential Information to Third Parties (it being understood that any such disclosure of AAV Vector Manufacturing Information shall be subject to the additional limitations and restrictions set forth in Section 2.2(a)); and

(f) disclosure to Affiliates, Licensees, employees and consultants of the recetvmg party, solely to the extent required to conduct development, manufacturing and/or commercialization activities in accordance with the license granted under Section 2.1, in each case on the condition that such Affiliate, Licensee, employee or consultant agrees to be bound by terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article 6 (excluding, without the written consent of both AmpliPhi and Celladon, the permission contained in this Section 6.3 permitting further disclosure to subsequent Third Parties).

In the event Celladon is required to make a disclosure of AmpliPhi’s Confidential Information pursuant to Section 6.3(b), then, to the extent practicable under the circumstances and customary in the pharmaceutical industry for regulatory filings, Celladon shall use Commercially Reasonable Efforts to avoid unnecessary public disclosure of AmpliPhi’s Confidential Information. Notwithstanding the foregoing in this Section 6.3, in the event a party is required to make a disclosure of the other party’s Confidential Information pursuant to Section 6.3(c) or 6.3(d), it will, except where impracticable, give reasonable advance notice to the other party of such disclosure and use efforts to secure confidential treatment of such information at least as diligent as such party would use to protect its own confidential information, but in no event less than reasonable efforts. In any event, the parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. The terms and conditions of this Agreement shall be Confidential Information of both parties hereunder and disclosure thereof by either party shall be subject to the limitations on disclosure set forth herein. The parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by the parties with the Securities and Exchange Commission or as otherwise required by law.

6.4 Publications. AmpliPhi shall not have the right to make any publication (including any oral presentation and abstract) regarding Celladon Products being developed or commercialized hereunder without Celladon’s prior written consent, which may be withheld in Celladon’s sole discretion (it being understood that the foregoing shall not limit AmpliPhi’s ability to make any publication regarding AAV Vectors outside the context of Celladon Products). AmpliPhi recognizes that the publication by or on behalf of Celladon, its Affiliates and Licensees of papers regarding Celladon Products, including oral presentations and abstracts, may be beneficial to both parties provided such publications are subject to reasonable controls to protect AmpliPhi’s Confidential Information. Accordingly, AmpliPhi shall have the right to review and comment on any material proposed for disclosure or publication by Celladon, such as by oral presentation, manuscript or abstract, which includes AmpliPhi’s Confidential Information. Before any such material is submitted for publication, Celladon shall deliver a complete copy to AmpliPhi at least 45 days prior to submitting the material to a publisher or initiating any other disclosure. AmpliPhi shall review any such material and recommend any changes it reasonably believes are necessary to preserve Confidential Information to Celladon within 30 days of the delivery of such material to AmpliPhi, and Celladon shall comply with any request to remove or delete Confidential Information disclosed by AmpliPhi. With respect to oral presentation materials and abstracts, Celladon shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to Celladon with appropriate comments, if any, but in no event later than 30 days from the date of delivery to AmpliPhi. Celladon shall comply with AmpliPhi’s request to delete AmpliPhi’s Confidential Information in any such material and agrees to delay any submission for publication or other public disclosure for a period of up to an additional 60 days for the purpose of preparing and filing appropriate patent applications.

6.5 Publicity. It is understood that each party may desire or be required to issue press releases relating to this Agreement or activities thereunder. The parties agree to consult with each other reasonably and in good faith with respect to the text and timing of such press releases prior to the issuance thereof, provided that a party may not unreasonably withhold or delay consent to such releases, and that either party may issue such press releases as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure. In addition, either party shall be free to disclose, without the other party’s prior written consent, the existence of this Agreement, the identity of the other party and those terms of the Agreement which have already been publicly disclosed in accordance herewith.

6.6 Retroactive Effect. The provisions of Sections 6.1 thought 6.3 shall be deemed to apply retroactively so that any Confidential Information of a party disclosed or used in violation of such Sections prior to the Effective Date shall be subject to enforcement and remedies under this Agreement as if such violation occurred after the Effective Date.

7. INDEMNIFICATION

7.1 Indemnification by AmpliPhi. AmpliPhi hereby agrees to save, defend and hold Celladon and its Affiliates and their respective directors, officers, employees and agents (each, a “Celladon Indemnitee”) harmless from and against any and all liabilities, expenses, damages and/or loss, including reasonable legal expense and attorneys’ fees (collectively, “Losses”), to which any Celladon Indemnitee may become subject as a result of any claim, suit, demand, action or other proceeding by any Third Party (each a “Claim”) to the extent arising directly or indirectly out of: (i) the breach by AmpliPhi of any warranty, representation, covenant or agreement made by AmpliPhi in this Agreement; or (ii) the gross negligence or willful misconduct of any AmpliPhi Indemnitee (defined below); except, in each case, to the extent such Losses result from the breach by Celladon of any warranty, representation, covenant or agreement made by Celladon in this Agreement or the gross negligence or willful misconduct of any Celladon Indemnitee.

7.2 Indemnification by Celladon. Celladon hereby agrees to save, defend and hold AmpliPhi and its Affiliates and their respective directors, officers, employees and agents (each, a “AmpliPhi Indemnitee”) harmless from and against any and all Losses to which any AmpliPhi Indemnitee may become subject as a result of any Claim to the extent arising directly or indirectly out of: (i) the development, manufacture, use, handling, storage, sale, promotion, marketing or other disposition of any Celladon Product by Celladon or any of its Affiliates and Licensees, including, without limitation, clinical trials in connection therewith, (ii) the breach by Celladon of any warranty, representation, covenant or agreement made by Celladon in this Agreement; or (iii) the gross negligence or willful misconduct of any Celladon Indemnitee; except, in each case, to the extent such Losses result from the breach by AmpliPhi of any warranty, representation, covenant or agreement made by AmpliPhi in this Agreement or the gross negligence or willful misconduct of any AmpliPhi Indemnitee.

7.3 Control of Defense. Any entity entitled to indemnification under this Article 7 shall give notice to the indemnifying party of any Claim that may be subject to indemnification hereunder, promptly after learning of such Claim, and the indemnifying party shall assume (and have the right to control) the defense of such Claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed by the indemnifying party with counsel so selected, the indemnifying party will not be subject to any liability for any settlement of such Losses made by the indemnified party without the indemnifying party’s consent (but such consent will not be unreasonably withheld or delayed), and will not be obligated to pay the fees and expenses of any separate counsel retained by the indemnified party with respect to such Losses. The indemnifying patty shall not settle any Claim other than solely for the payment of money by such indemnifying party without the indemnified party’s consent, such consent not to be unreasonably delayed or withheld. The indemnified party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any Claim defended by the indemnifying party. The indemnified party shall reasonably cooperate with the indemnifying party with respect to the defense of any Claim.

8. DISPUTE RESOLUTION

8.1 Dispute Resolution. In the event of any dispute arising out of or relating to this Agreement, the parties shall, through their respective Chief Executive Officers, first meet and attempt to resolve the dispute in face-to-face negotiations. This meeting shall occur within 15 days after either party provides notice to the other party that it wishes to invoke such negotiations. If the parties are unable to resolve such dispute through such negotiations within such 15 day period, then, except in the case of a dispute, controversy or claim that concerns (a) the validity or infringement of a patent, trademark or copyright (unless concerning the payment of royalties hereunder) or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory, the dispute, controversy or claim shall be resolved exclusively by binding arbitration before a single independent and neutral experienced arbitrator selected by mutual agreement of the parties. In the event that the parties are unable to mutually agree on the appointment of such arbitrator, then such arbitration shall be conducted before a panel of three independent and neutral experienced arbitrators, one chosen by AmpliPhi, one chosen by Celladon and the third chosen by the foregoing two arbitrators. Any such arbitration proceeding shall be administered by the American Arbitration Association, with limited discovery, in accordance with its then current rules of the American Arbitration Association governing commercial disputes. The place of arbitration shall be San Francisco, California. The arbitrator(s) shall have no authority to award punitive or similar damages. Except to the extent necessary to confirm an award or as may be required by law, neither a party nor any arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable California statute of limitations. Each party shall bear its own attorneys’ fees, costs and disbursements alising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, that the arbitrators shall be authorized to determine whether a party is the prevailing party, and if so, to award to that prevailing party reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.) and/or the fees and costs of the arbitrators. Each party shall fully perform and satisfy the arbitration award within 15 days of the service of the award and such award can be entered into and enforced by any court of competent jurisdiction. By agreeing to this binding arbitration provision, the parties understand that they are waiving certain tights and protections which may otherwise be available if a dispute between the parties were determined by litigation in court, including, without limitation, the tight to seek or obtain certain types of damages precluded by this provision, the right to a jury trial, certain lights of appeal and a light to invoke formal rules of procedure and evidence.

8.2 Injunctive Relief. Notwithstanding the provisions of Section 8.1, each party acknowledges and agrees that, due to the unique and valuable nature of the other party’s proprietary information and materials, there can be no adequate remedy at law for any breach by such party of the provisions of this Agreement, that any such breach may result in irreparable harm to the other party for which monetary damages would be inadequate to compensate such party and that the other party shall have the right, in addition to any other lights available under applicable law, to obtain from any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach of, or otherwise to specifically enforce, any covenant or obligation of such party under such provisions, without the necessity of posting any bond or security.

9. GENERAL PROVISIONS

9.1 Rights in Bankruptcy. All rights and licenses granted to either party under or pursuant to this Agreement are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of light to “intellectual property” as defined under

Section 101 of the U.S. Bankruptcy Code. The parties agree that Celladon, as licensee of such rights under this Agreement; will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against AmpliPhi under the U.S. Bankruptcy Code, Celladon will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, will be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless AmpliPhi elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of AmpliPhi upon written request therefor by Celladon.

9.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding its conflicts of laws principles.

9.3 Entire Agreement; Modification. This Agreement, together with the Asset Purchase Agreement and the other Transaction Documents (as defined in the Asset Purchase Agreement), is both a final expression of the parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement, together with the Asset Purchase Agreement and the other Transaction Documents, supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein, including, without limitation, the 2009 Agreements, the 2009 Letter and the 2004 Agreements (except for those provisions of the 2004 Collaboration Agreement and First Amendment expressly referenced herein with respect to the application of Section 1.22). No rights or licenses with respect to any intellectual property of either party are granted or deemed granted hereunder or in connection herewith (by implication or otherwise), other than those rights expressly granted in this Agreement. Without limiting the foregoing, AmpliPhi retains all its rights under the AmpliPhi Retained Technology, AmpliPhi Licensed Technology and AmpliPhi Owned Technology with respect to any products that are not Celladon Products. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the parties to this Agreement.

9.4 Relationship Between the Parties. The parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the parties. Neither party is a legal representative of the other party, and neither party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other party for any purpose whatsoever.

9.5 Non-Waiver. The failure of a party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such party.

9.6 Assignment. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed); provided; however, that either party may assign this Agreement and its rights and obligations hereunder without the other party’s consent:

(a) in connection with the transfer or sale of such party or all or substantially all of the business of such party to which this Agreement relates to a Third Party, whether by merger, sale of stock, sale of assets or otherwise, provided that in the event of such a transaction (whether this Agreement is actually assigned or is assumed by the acquiring party by operation of law (e.g., in the context of a reverse triangular merger)), intellectual property rights and technology of the acquiring party to such transaction (if other than one of the parties to this Agreement immediately prior to such transaction) shall not be included in the intellectual property and technology licensed hereunder, except to the extent already included in licenses granted hereunder prior to the consummation of such transaction; or

(b) to an Affiliate, provided that the assigning party shall remain bound by the terms and conditions of this Agreement and shall remain liable and responsible to the non-assigning party hereto for the performance and observance of all such duties and obligations by such Affiliate.

The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

9.7 No Third Party Beneficiaries. This Agreement is neither expressly nor impliedly made for the benefit of any party other than Celladon and AmpliPhi and their respective successors and permitted assigns. For the avoidance of doubt, although each party has direct obligations to the other party with respect to the Genzyme Agreement and the UPenn Agreement, neither Genzyme, nor UPenn is intended, nor shall either of them be construed, to be a third party beneficiary of this Agreement.

9.8 Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, such adjudication shall not affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

9.9 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the party to be notified at its address(es) given below, or at any address such party has previously designated by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if mailed, three days after the date of postmark; or (c) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

If to Celladon, notices must be addressed to:

Celladon Corporation

12760 High Bluff Drive

Suite 240

San Diego, CA 92130

Attention: Chief Executive Officer

Facsimile: (858) 964-0974

If to AmpliPhi, notices must be addressed to:

AmpliPhi Biosciences Corporation

1100 Olive Way

Suite 100

Seattle, WA 98101

Attention: Philip J. Young

9.10 Force Majeure. Except for the obligation to make payment when due, each party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any event beyond such party’s reasonable control including but not limited to Acts of God, fire, flood, explosion, earthquake, or other natural forces, war, civil unrest, accident, destruction or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, any strike or labor disturbance, or any other event similar to those enumerated above. Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the party has not caused such event(s) to occur. Notice of a party’s failure or delay in performance due to force majeure must be given to the other party within 10 days after its occurrence. All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure. In no event shall any party be required to prevent or settle any labor disturbance or dispute.

9.11 Interpretation.

(a) Captions & Headings. The captions and headings of clauses contained in this Agreement preceding the text of the articles, sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction.

(b) Singular & Plural. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include both genders and the neuter.

(c) Articles, Sections & Subsections. Unless otherwise specified, references in this Agreement to any article shall include all sections, subsections, and paragraphs in such article; references in this Agreement to any section shall include all subsections and paragraphs in such sections; and references in this Agreement to any subsection shall include all paragraphs in such subsection.

(d) Days. All references to days in this Agreement shall mean calendar days, unless otherwise specified.

(e) Ambiguities. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either party, irrespective of which party may be deemed to have caused the ambiguity or uncertainty to exist.

9.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated License, Agreement as of the Effective Date.

CELLADON CORPORATION		AMPLIPHI BIOSCIENCES CORPORATION

By:	/s/ Krisztina M. Zsebo	By:	/s/ Philip J. Young
	Krisztina M. Zsebo Chief Executive Officer		Philip J. Young President and CEO

Exhibit A

Released Materials

All Information, documents and biological materials disclosed and released to Celladon by or on behalf of AmpliPhi pursuant to the Asset Purchase Agreement and Sections 2.2(a), 2.2(b) and 2.2(c) of the 2009 License Agreement, including, without limitation, the following:

•

All “Deposit Material,” as such term is defined in that certain Three-Party Escrow Service Agreement among Celladon, AmpliPhi and Iron Mountain Intellectual Property Management, Inc., dated September 15, 2006 (the “Iron Mountain Agreement”).

•	All “Escrow Material,” as such term is defined in that certain Escrow Agreement among Celladon, AmpliPhi and Fisher BioServices, Inc., dated August 6, 2008 (the “Fisher Agreement”).

•

AmpliPhi manufactured or non-commercially available cell lines, standards, and reagents used for QC and characterization tests, subject to third party restrictions which will be evaluated on a case by case basis. AmpliPhi and Celladon shall cooperate in seeking any third party permissions necessary to transfer materials necessary to Celladon or to provide Celladon with access directly to such third parties.

•	Draft development reports on 250L process and executed batch records from the engineering run performed in November 2008.

•

All “Additional Deposit Materials,” as defined in Exhibit E to the Iron Mountain Agreement, in AmpliPhi’s possession as of February 25, 2009, except to the extent such Additional Deposit Materials were included in the Deposit Materials released to Celladon by Iron Mountain pursuant to the 2009 License Agreement.

•

All “Additional Escrow Materials” and “Timed Escrow Materials,” as defined in Part B and Part C, respectively, of Schedule 2 to the Fisher Agreement, in AmpliPhi’s possession as of February 25, 2009, except to the extent such Additional Escrow Materials or Timed Escrow Materials were included in the Escrow Materials released to Celladon by Fisher pursuant to the 2009 License Agreement.

A-1

Exhibit B-1

AmpliPhi Licensed Patents

See attached list.

B-1-1

GROUP2

Penn Docket Number	Targeted Docket Number	Attorney File Number	Brief Title	Patent Numbers and Dates
[...***... ]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

Exhibit B-2

AmpliPhi Retained Patents

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-1

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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***Confidential Treatment Requested

B-2-2

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
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[...***...]	[...***...]	[...***...]	[...***...]			[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-3

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-4

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
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[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-5

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
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[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-6

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
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[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-7

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
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[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-8

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
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[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-9

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-10

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-11

#	Country	Title	App# File Date	Patent# Grant Date	Parent# File Date	Type	Inventors	Owner	Status
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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[...***...]	[...***...]	[...***...]			[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

B-2-12

Exhibit C

Patents Not Owned by AmpliPhi Under First Amendment

1.	[...***...]

2.	[...***...]

3.	[...***...]

***Confidential Treatment Requested

Exhibit D

Released Materials Subject to Restrictions on Release of Disclosure

Material	SOP	Use	Lot
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[...***...]		[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Materials Obtained from ATCC

[...***...]

Reports, Documents, and Assays Subject to Third Party Restrictions

•	Certain Information Contained in Iron Mountain Specification Updates designated with the prefix “SP-” which include, but are not limited to:

•	[...***...]

***Confidential Treatment Requested